Exhibit 10.4

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SHARE EXCHANGE
AND
RESTRICTED STOCK PURCHASE AGREEMENT

THIS Share Exchange and Restricted Stock Purchase Agreement (this “Agreement”), dated as of October 1, 2004 (the “Effective Date”), is made and entered into by and among Xalted Networks, Inc. (“Xalted America”), a Delaware corporation, Xalted Information Systems, Pvt., Ltd., (“Xalted India”), an Indian corporation (the “Company”), Rajendra Manikonda (“Mr. Manikonda”), an individual, and Pratap (Bob) Kondamoori (“Mr. Kondamoori”), an individual. Mr. Kondamoori and Mr. Manikonda are hereinafter sometimes referred to collectively as the “Shareholders” and individually as a “Shareholder.” Xalted America, Xalted India, and the Shareholders are hereinafter sometimes referred to collectively as the “Parties” and individually as a “Party.” Capitalized terms used in this Agreement but not defined herein shall have the meaning assigned to them in the Xalted SPA, as defined below.

WHEREAS, Xalted India has authorized and issued a total of 1,445,000 shares (“Xalted India Shares”) of its stock with a par value of Rs.10 (the “Xalted India Stock”);

WHEREAS, Xalted India was initially capitalized at 14,450,000 Rs.

WHEREAS, the Shareholders currently owns all of the outstanding Xalted India Shares of the Xalted India Stock;

WHEREAS, Mr. Kondamoori currently owns 1,082,500 shares or 74.92% (the “Kondamoori Shares”) and Mr. Manikonda owns 362,500 shares 25.08% (the “Manikonda Shares”) of the Xalted India Shares.

WHEREAS, the Shareholders have previously signed a side letter, dated December 19, 2003, (the “Side Letter”), which is attached hereto as Exhibit A, under which they agreed to transfer all of the Xalted India Shares to Xalted America as soon as Indian law permitted and appropriate regulatory approvals could be obtained by reimbursing the Shareholders for certain documented loans made by them to Xalted India and certain documented out-of-pocket costs incurred by them to organize Xalted India plus 6% simple interest (the “Total Organizational Expenses”) into Series CC Preferred Stock of Xalted America at $0.674 per share (the “CC Stock”);

WHEREAS, the Parties hereto desire to have the Shareholders convert their Xalted India Shares into the CC Stock with the same rights and privileges and under the same terms and conditions for Series CC Preferred Stock, as set forth in the Series BB and CC Stock Purchase Agreement executed by the Company and other entities on or about February 10, 2004, as amended from time to time, (the “Xalted SPA”), which is incorporated herein as though fully attached herein.

WHEREAS, the Parties agree that Mr. Manikonda is an Indian Resident and that Mr. Kondamoori is not an Indian Resident for the purpose of the Foreign Investment Restriction and the value of their Xalted India Shares is subject to different valuation methodologies;

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WHEREAS, the Parties agree that the Total Organizational Expenses is currently $347,152.30.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1.
EXCHANGE OF SHARES AND CLOSING

1.1 Transfer of the Kondamoori and Manikonda Shares. On the basis of the representations, warranties, covenants and agreements set forth herein, Mr. Kondamoori agrees to and will convey, transfer, assign and deliver to Xalted America at the Closing, as hereinafter defined, good and marketable title to, free and clear of all liens or restrictions of any kind (collectively, “Liens”), and Xalted America agrees to and will acquire and accept from Mr. Kondamoori the Kondamoori Shares. On the basis of the representations, warranties, covenants and agreements set forth herein, Mr. Manikonda agrees to and will convey, transfer, assign and deliver to Xalted America at the Closing, as hereinafter defined, good and marketable title to, free and clear of all liens or restrictions of any kind (collectively, “Liens”), and Xalted America agrees to and will acquire and accept from Mr. Manikonda the Manikonda Shares. In addition to exchanging its CC Stock for the Shareholder’s Xalted India Stock, Xalted America agrees to pay the capital gains up to $50,000.00 (if any) that the Shareholders are required to pay by the Indian government on the exchange of the stock based on the applicable valuation required by the Indian government determined by Xalted America’s financial consultant.

1.2 Conversion of the Conversion Amount into CC Shares. The Parties agree that the Total Organizational Expenses shall be converted into CC Shares at $0.674 per share. The Shareholders agree and acknowledge and the other Parties agree that Mr. Kondamoori shall get 74.92% of the CC Shares and Mr. Manikonda shall get 25.08% of the CC Shares upon conversion of the Total Loan. The Parties agree that Xalted America shall issue a total of 515,063 shares of CC Shares to the Shareholders with 385,885 shares of CC Shares to Mr. Kondamoori (the “Mr. Kondamoori Shares”) and 129,178 shares of CC Shares to Mr. Manikonda (the “Mr. Manikonda Shares”) at the Closing, as defined below. The Parties further agree that the number of CC Shares may be adjusted in accordance with the Adjustment set forth in Section 1.5 below. Notwithstanding anything to the contrary, at the Company’s option, the Company may require Mr. Kondamoori and Mr. Manikonda to transfer their Xalted India Shares to a Mauritius corporation, which is currently being set up and will be wholly owned by the Company, and not directly to the Company as specified above, at any time after the Effective Date and prior to the end of the Escrow as defined in Section 2.3 below.

1.3 Consideration. In consideration for the transfer of the Kondamoori Shares, described above in Section 1.1, the Shareholders shall receive at the Closing their Shares as set forth above in Section 1.2. In consideration for the Xalted India Shares to be received by Xalted America, Xalted America shall issue the CC Shares to Mr. Kondamoori and Mr. Manikonda as set forth above in Section 1.2. As further consideration, Xalted America agrees to pay the capital gains up to $50,000.00 (if any) that the Shareholders are required to pay by the Indian government on the exchange of the stock based on the applicable valuation required by the Indian government determined by Xalted America’s financial consultant.

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1.4 Closing. The closing will take place on December 1, 2004 (the “Closing”). At the Closing, Xalted America will issue to the Shareholders the CC Shares described above and Mr. Kondamoori shall transfer the Kondamoori Shares to Xalted America and Mr. Manikonda shall transfer the Manikonda Shares to Xalted America. The Parties agree that the CC Shares, the Kondamoori Shares and the Manikonda Shares shall be given to and escrowed by Xalted America’s General Counsel and Assistant Secretary (the “Escrow”) and not given to the respective Parties until the Valuation, the Tax Calculation and the Documentation, as set forth in Section 1.5 below, have been completed and certified by the financial consultant engaged by Xalted India and Xalted America, the Adjustment (if any), as described in Section 1.5 below, has been made, and the Audit Committee of Xalted America has authorized the transfer.

1.5 Valuation, Certification and Adjustment. The Parties acknowledge and agree that the Kondamoori Shares and the Manikonda Shares must be valued in accordance with Indian law and regulations for the purpose of determining, inter alia, the value of such stock and the capital gains tax (if any) owed by Mr. Kondamoori and Mr. Manikonda (the “Tax Calculation”) on the exchange of the stock under the terms and conditions of this Agreement (the “Valuation”). The Parties further acknowledge and agree that the Total Organizational Expenses, pursuant to the Side Letter, must be properly documented and supported by proper receipts and cancelled checks (the “Documentation”). The Parties have engaged a financial consultant to do both the Valuation and the Documentation and to certify the results to the boards of both Xalted India and Xalted America. The Parties agree that the CC Stock to be exchanged hereunder shall be reduced based on the Documentation (the “Adjustment”) but in no event shall be increased above the amounts set forth in Exhibit B.

1.6 Further Assurances; Post-Closing Cooperation. Each Party hereto shall take such further action and execute and deliver such further documents as may be reasonably requested by any other Party in order to carry out the provisions and purposes of this Agreement.

1.7 The CC Stock. The CC Stock shall have the same rights, preferences, privileges, and restrictions as the Series CC Preferred Stock described in the Xalted SPA, the Related Agreements, all of which are incorporated herein as though fully attached hereto, as amended from time to time, and the Restated Certificate, which is incorporated herein as though fully attached hereto. The CC Stock shall be subject to the restrictions set forth in subsection 1.9 below, which the Parties hereto believe and intend to be identical to the restrictions on the transfer of Series CC Preferred Stock set forth in the Xalted SPA and the Related Agreements. If there is an inconsistency between the restrictions set forth in the Xalted SPA and this Agreement, the Parties agree that the restrictions in the Xalted SPA shall prevail and be applicable to the CC Stock.

1.8 Joinder to the Xalted SPA and Related Documents. The Shareholders shall become “parties” to the Xalted SPA and the Related Agreements and shall have the same rights and obligations as the “Purchasers” and the “Investors” have in the Xalted SPA and the Related Agreements. The Shareholders hereby joins in and agrees to observe, perform and be bound by all of the provisions of, and the Company agrees that the Shareholders shall have the rights ascribed to “Additional Purchasers” and “Purchasers” in the Xalted SPA and to “Investors” under the Related Agreements, as amended from time to time, including the Restated Investors Rights Agreement, as amended from time to time, the Restated Co-Sale Agreement, as amended from time to time, and the Restated Voting Agreement, as amended from time to time. Without limiting the generality of the foregoing, each Shareholder (as to itself) expressly joins in the representations and warranties of the Investors set forth in Section 4 of the Xalted SPA (collectively, the “Purchaser Representations”) and hereby represents and warrants (as to itself) that, as of the date hereof, the Purchaser Representations are, with respect to the Shareholder, true, complete and correct in all material respects. The Company hereby consents to each of the Shareholders joining as a party to the Xalted SPA and the Related Documents. Each of the Shareholders, as to itself, acknowledges that it has been provided with a copy of the Xalted SPA, the Related Agreements, and the Restated Certificate.

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1.9 Restricted Shares

1.9.1 Securities Laws. Xalted shall take such steps as are necessary to comply with all applicable securities laws in connection with the Agreement. Shareholders shall use their best efforts to assist Xalted as may be necessary to comply with such laws.

1.9.2 Securities Act Exemption. The Xalted Shares to be issued pursuant to this Agreement or the Common Stock, which the Preferred Shares are convertible into, will not be registered under the Securities Act. The Xalted Shares will be issued pursuant to an exemption from registration.

1.9.3 Restrictive Legends. Each certificate representing the Xalted Shares issued hereunder and any other securities issued in respect of the Xalted Shares upon any stock split, stock dividend, recapitalization, merger, or similar event (unless no longer required in the opinion of counsel for Xalted) shall be stamped or otherwise imprinted with legends substantially in the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO XALTED THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

ARTICLE 2.
REPRESENTATIONS AND WARRANTIES OF Xalted America

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Except as set forth on the Schedule of Exceptions, Xalted America and Xalted India severally, but not jointly hereby represents and warrants to the Shareholders (as to itself, but not to the other) as follows:

2.1 Organization. It is a corporation duly organized and existing under, and by virtue of, the laws of the State of California (as to SysteamUS) and Delaware (as to Xalted America). It has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.

2.2 Corporate Power. It has all requisite legal and corporate power to execute and deliver this Agreement, to issue and sell its Shares and to carry out and perform its obligations under the terms of this Agreement.

2.3 Authorization. All corporate action on the part of it, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance by the it of this Agreement, the authorization, sale, issuance and delivery of its Shares and the performance of its obligations hereunder has been taken and the sale, issuance and delivery of the its Shares and the execution, delivery and performance of this Agreement will not violate the Company’s Bylaws or Articles of Incorporation (the “Charter Documents”) or any of its material agreements. This Agreement, when executed and delivered by it, shall constitute a valid and binding obligation of it enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors (other than usury laws) and rules of law governing specific performance, injunctive relief or other equitable remedies. Its Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, and will be free of any consensual liens or encumbrances created by it , other than liens or encumbrances in connection with this Agreement and related documents and agreements and the transactions contemplated hereby; provided, however, that the its Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required at the time a transfer is proposed.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES OF EACH SHAREHOLDER

Each Shareholder severally, but not jointly, represents and warrants to Xalted America and Xalted India (as to itself, but not to any other Shareholder) as follows:

3.1 Ownership of Shares. The Shareholder owns the Xalted India Shares set forth opposite its name on Exhibit A free and clear of all Liens.

3.2 Authorization; No Violation. The Shareholder has full legal capacity, power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Shareholder and constitutes a legal, valid and binding obligation, enforceable against the Shareholder in accordance with its terms. Neither the execution, delivery and performance of this Agreement by the Shareholder nor the consummation of any of the transactions provided for hereby will result in any violation or breach of or default (or an event which with notice or the passage of time or both would constitute a default) under any contract, franchise or permit to which the Shareholder is a party, or by which the Shareholder is bound.

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3.3 Investment Representations

(a) The Shareholder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to Xalted America so that it is capable of evaluating the merits and risks of his or her investment in Xalted America and has the capacity to protect its own interests in making its investment in Xalted America;

(b) The Shareholder is an “accredited investor” as that term is defined in Rule 501 of the Securities Act of 1933, as amended (the “Securities Act”).

(c) The Shareholder is acquiring the Xalted America Shares and, upon conversion of any Preferred Shares, the Xalted America’s Common Stock underlying the Preferred Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Shareholder understands that the Xalted America Shares to be acquired pursuant to this Agreement and the Common Stock underlying the Preferred Shares have not been, and may not be registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Shareholder representations as expressed herein;

(d) The Shareholder acknowledges that the Xalted America Shares, the Preferred Shares and the Common Stock underlying the Preferred Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. The Shareholder is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the issuer, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a “broker’s transaction” or in transactions directly with a “market maker” and the number of shares being sold during any three-month period not exceeding specified limitations;

(e) The Shareholder understands that no public market now exists for any of the securities issued by Xalted America and that Xalted America has made no assurances that a public market will ever exist for Xalted America’s securities;

(f) The Shareholder has had an opportunity to discuss Xalted America’s business, management and financial affairs with its management. The Shareholder has also had an opportunity to ask questions of officers of Xalted America, which questions were answered to its satisfaction. The Shareholder understands that such discussions, as well as any written information issued by Xalted America, were intended to describe certain aspects of the Xalted America’s business and prospects but were not an exhaustive description;

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(g) This Agreement, when executed and delivered by the Shareholder, will constitute a valid and legally binding obligation of the Shareholder, enforceable in accordance with its terms, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies;

(h) Xalted America has not, and will not, incur, directly or indirectly, as a result of any action taken by the Shareholder, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement; and

(i) The Shareholder has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement (including any tax consequences resulting from the recently enacted tax legislation). It relies solely on such advisors and not on any statements or representations of Xalted America or any of its agents. The Shareholder understands that it (and not Xalted America) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

ARTICLE 4.
CONDITIONS TO CLOSING OF THE SHAREHOLDERS

Each Shareholder’s obligation to exchange Xalted India Shares for Xalted America Shares at the Closing, except as specifically indicated below, is subject to the fulfillment or waiver on or prior to the Closing Date of the following conditions:

4.1 Representations and Warranties Correct. The representations and warranties made by Xalted America and Xalted India in Article 2 hereof shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

4.2 Third Party Consents. All necessary third party consents on the part of Xalted America, if any, and SysteamUS, if any, shall have been obtained.

4.3 Compliance with Federal Securities Laws. The existence of a valid exemption to or compliance with the registration requirement of the Securities Act.

4.4 Blue Sky. Xalted America and SysteamUS, if any, shall have obtained all necessary Blue Sky law permits and qualifications, or secured an exemption therefrom, required by any state in which the exchange of securities shall occur, except to the extent that filings or other action may be taken after the Closing Date without jeopardizing such exemptions.

4.5 Xalted America Share Certificates. The Shareholders shall have received Xalted America Stock representing their respective shares as provided on Exhibit A hereto.

4.6 Participation. All Shareholders shall have executed this Agreement.

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ARTICLE 5.
CONDITIONS TO CLOSING OF COMPANY

Xalted America’s obligation to issue the Xalted America Shares at the Closing is subject to the fulfillment of the following conditions:

5.1 Xalted India Share Certificates. Xalted America shall have received stock certificates of Xalted India representing Xalted India Shares to be transferred at the Closing pursuant to Exhibit A and such certificates shall have been duly endorsed and transferred pursuant to and in accordance with all applicable federal and state laws in favor of Xalted America such that Xalted America shall be the duly registered owner of such Xalted India Shares.

5.2 Compliance with Federal Securities Laws. There is an exemption from or compliance with the registration requirement of the Securities Act.

5.3 Blue Sky. Xalted America and SysteamUS, if any, shall have obtained all necessary Blue Sky law permits and qualifications, or secured an exemption therefrom, required by any state in which the exchange of securities shall occur, except to the extent that filings or other action may be taken after the Closing Date without jeopardizing such exemptions.

ARTICLE 6.
RESTRICTIONS ON TRANSFERABILITY; SECURITIES ACT COMPLIANCE

6.1 Securities Laws. Xalted America shall take such steps as are necessary to comply with all applicable securities laws in connection with the Agreement. Shareholders shall use their best efforts to assist Xalted America as may be necessary to comply with such laws.

6.2 Securities Act Exemption. The Xalted America Shares to be issued pursuant to this Agreement or the Common Stock, which the Preferred Shares are convertible into, will not be registered under the Securities Act. The Xalted America Shares will be issued pursuant to an exemption from registration.

6.3 Restrictive Legends. Each certificate representing the Xalted America Shares issued hereunder and any other securities issued in respect of the Xalted America Shares upon any stock split, stock dividend, recapitalization, merger, or similar event (unless no longer required in the opinion of counsel for Xalted America) shall be stamped or otherwise imprinted with legends substantially in the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO Xalted America THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

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ARTICLE 7.
MISCELLANEOUS

7.1 Governing Law. This Agreement shall be governed in all respects by the internal substantive laws of the State of California, of the United States of America.

7.2 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto, provided, however, that the rights of the Shareholders to exchange their Subsidiary Shares for Xalted America Shares shall not be assignable without the prior written consent of the Company.

7.3 Entire Agreement; Amendment. This Agreement and the exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

7.4 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed

(a) If to a Shareholder, at such Shareholder’s address as such Shareholder shall have furnished to Xalted America, or

(b) If to Xalted America as follows:

Xalted America Networks, Inc.
82 Pioneer Way, Suite 114
Mountain View, CA 94041
Attn: Chief Legal Officer

7.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Shareholders upon any breach or default of Xalted America under this Agreement shall impair any such right, power or remedy of the Shareholders nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character by any Shareholder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to the Shareholders, shall be cumulative and not alternative.

7.6 Facsimile and Counterparts. This Agreement may be signed by facsimile and executed in any number of counterparts, each of which shall be an original and all of which shall constitute one instrument.

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7.7 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

7.8 Binding Arbitration. The Parties agree that any and all controversies or claims arising out of or relating to this Agreement, or any alleged breach hereof, shall be resolved by binding arbitration as prescribed herein. A single arbitrator shall conduct the arbitration under the current rules of the American Arbitration Association (“AAA”) and the provisions set forth herein. The arbitrator shall be selected in accordance with the AAA procedures from a list of qualified people maintained by the AAA. The arbitration shall be conducted in the city of San Jose, California. All expedited procedures prescribed under the AAA rules shall apply. There shall be no discovery other than the exchange of information, which is provided to the arbitrators by the Parties. The arbitrator shall only have authority to award compensatory damages and shall not have authority to award punitive damages, other non-compensatory damages or any other form of relief. Each Party shall bear its own costs and attorneys’ fees and disbursements. The arbitrator’s decision and award shall be final and binding, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. If any Party files a judicial or administrative action asserting claims subject to arbitration, as prescribed herein, and another Party successfully stays such action and/or compels arbitration of said claims, the Party filing said action shall pay the other Party’s costs and expenses incurred in seeking such stay and/or compelling arbitration, including reasonable attorneys’ fees and disbursement.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each Party as of the Effective Date.

Xalted America	Mr. Kondamoori

Signature: ___________________	Signature: ___________________
Name: Christopher L. Rasmussen	Name: Pratap (Bob) Kondamoori
Title: VP-Law and General Counsel

Mr. Manikonda	Xalted India

Signature: ___________________	Signature: ___________________
Name: Rajendra Manikonda	Name: Rajendra Manikonda
Title: Managing Director

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EXHIBIT A
December 19, 1993 Side Letter December 19, 2003

In order to induce the investors in Xalted Networks, Inc., a Delaware corporation (“XNA”) to make an investment in the Series BB and Series CC Preferred Stock in XNA, the undersigned, Rajendra Manikonda and Pratap (“Bob”) Kondamoori, represent and warrant to such investors and XNA, and agree, as follows (the undersigned agree that this letter replaces the Loan Agreement entered into by and between Rajendra Manikonda and XNA dated May 1, 2002):

The undersigned own all of the outstanding capital stock of Xalted Information Systems, Pvt. Ltd., an Indian corporation (“XNI”). No other person has any option or right to acquire any capital stock of XNI or any other financial, voting or other ownership interest in XNI. The undersigned represent and warrant that they have not received any dividends, distributions or other payment or consideration from XNI other than such benefits, if any, as have been previously disclosed in writing to the investors in XNA’s Series BB and Series CC Preferred Stock financing.

The undersigned agree to transfer all of their ownership interest in XNI to XNA, either directly or through an intermediary company wholly owned by XNA to be incorporated in another country (currently contemplated to be Mauritius), as soon as the relevant documentation can be finalized and approvals obtained, including approvals required by the Reserve Board of India. The undersigned will cause such transfer to happen as soon as possible. The undersigned know of no reason why any such approvals cannot be obtained. The undersigned know of no other impediments to such transfer. The undersigned agree to make such transfer in exchange only for reimbursement of any documented loans made to XNI, and documented out-of-Pocket costs incurred in connection with the organization of XNI, that have not previously been repaid or reimbursed (with simple interest at a rate of 6% per annum), and for no other consideration, and furthermore the undersigned agree to accept such payment in the form shares of Series CC Preferred Stock of XNA at a value of $0.674 per share, if offered by XNA. (In connection with any such payment, the undersigned represent that they qualify as “accredited investors” under Rule 501 of Regulation D of the U.S. Securities and Exchange Commission.) Until such transfer occurs, the undersigned (i) will hold their interest in XNI as fiduciaries for the exclusive benefit of XNA, (ii) agree not to transfer, directly or indirectly, or otherwise grant any rights with respect to their interest in XNI to any other party, (iii) agree to take any and all action with respect to their interest in XNI as the board of directors of XNA may direct, (iv) agree to disclose and transfer to XNA any financial or other benefit they may receive, directly or indirectly, from their ownership of XNI, and (v) agree to indemnify XNA for any loss or expense XNA may incur by reason of the failure of such transfer to occur.

Signed:

/s/ Rajendra Manikonda	/s/ Pratap Kondamoori
Rajendra Manikonda	Pratap (“Bob”) Kondamoori

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EXHIBIT B
STOCK OWNERSHIP

		Before Exchange	After Exchange
		XI1 Common	XI Common	XA2 CC
	Shareholder

1.	Mr. Kondamoori	1,082,500	0	385,885
2.	Mr. Manikonda	362,500	0	129,178
3.	Xalted America	0	1,445,000

_________________
1 XI is Xalted India.
2 XA is Xalted America.

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